Exhibit 10.7.6
SIXTH AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT
This Sixth Amendment (this “Sixth Amendment”), effective as of January 10, 2022 (“EFFECTIVE DATE”), amends the Exclusive Patent License Agreement, effective March 14, 2006, as amended by the First Amendment to Exclusive Patent License Agreement, effective as of February 25, 2011, the Second Amendment to Exclusive Patent License Agreement, effective as of April 24, 2014, the Third Amendment to Exclusive patent License Agreement, dates as of June 26, 2015, the Fourth Amendment to Exclusive Patent License Agreement, effective as of January 2, 2018, and the Fifth Amendment to Patent Exclusive Patent License Agreement, effective as of December 31, 2019 (as so amended, the “Agreement”), between Duke University, a nonprofit educational and research institution organized under the laws of North Carolina (“DUKE”) having its principal office in Durham, North Carolina, and Humacyte, Inc., a corporation organized under the laws of Delaware (“COMPANY”) with its corporate headquarters and principal office at 2525 East NC Highway 54, Durham, NC 27713. All capitalized terms used herein but not otherwise defined herein shall have the meanings set forth for such terms in the Agreement.
WHEREAS, COMPANY has been engaged in good faith and reasonable commercial efforts to commercialize the PATENT RIGHTS and develop, register, market and sell LICENSED PRODUCTS, and desires to effect an amendment to the DUE DILIGENCE SCHEDULE.
WHEREAS, the Agreement requires that any change or modification to the Agreement and the DUE DILIGENCE SCHEDULE set forth in a written instrument executed by both DUKE and COMPANY.
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and in the Agreement, the parties hereby agree as follows:
1.The obligation described in the last bullet of the DUE DILIGENCE SCHEDULE is hereby deleted in its entirety and replaced with the following:
•[***]
•[***]
2.Of Paragraph 3.01(f)(iv) of the Agreement is hereby deleted in its entirety and replaced with the following:
(iv) US$[***]
(v) US$[***]
3.Upon the EFFECTIVE DATE, each reference in the Agreement to (i) “this Agreement” “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Agreement as amended hereby, and (ii) to the “DUE DILIGENCE SCHEDULE” shall mean and be a reference to the DUE DILIGENCE SCHEDULE as amended hereby.
4.All terms, conditions and provisions of the Agreement not expressly amended, modified or deleted by this Sixth Amendment shall continue in full force and effect and are hereby ratified by the parties. This Sixth Amendment is binding on and inures to the benefit of the parties and their permitted heirs, successors and assigns.

5.The Agreement, together with any exhibits and appendices affixed thereto, all as modified by this Sixth Amendment, constitutes the entire and exclusive agreement between DUKE and COMPANY with respect to the subject matters hereof and thereof.
6.This Sixth Amendment shall be construed as having been entered into in the State of North Carolina and shall be interpreted in accordance with and its performance governed by the laws of the State of North Carolina, without regard to any choice-of-law or conflict-of-law provision that would dictate the application of the law of another jurisdiction.
7.This Sixth Amendment may be executed in multiple counterparts, all of which shall be considered one and the same agreement, and shall become effective when each party hereto shall have received counterparts hereof signed by each of the other parties hereto. If any signature is delivered by facsimile transmission or by PDF, such signature shall create a valid and binding obligation of the party executing (or on whose behalf the signature is executed) with the same force and effect as if such facsimile or PDF signature were an original thereof.
(Signature Page Follows)

(Signature Page to Sixth Amendment to Exclusive Patent License Agreement)
IN WITNESS WHEREOF, the parties have duly executed this Sixth Amendment as of the date first written above.

DUKE UNIVERSITY		HUMACYTE, INC.
By:	/s/ Robin L. Rasor	By:	/s/ Laura E. Niklason
Name:	Robin L. Rasor	Name:	Laura E. Niklason
Title:	Assoc. VP, Office for Translation & Commercialization	Title:	President and Chief Executive Officer